                                                                  EXHIBIT 99.2



                      AGREEMENT AND PLAN OF REORGANIZATION

             FOR THE ACQUISITION OF ALL OF THE OUTSTANDING SHARES OF

                      COMMON STOCK OF CELL ACTIVATION, INC.

               BY BISHOP EQUITIES, INC. DBA AETHLON MEDICAL, INC.







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


                                TABLE OF CONTENTS
                                                                                                       PAGE
RECITALS.........................................................................................         1

ARTICLE I - THE REORGANIZATION...................................................................         2

ARTICLE II - EXCHANGE OF SHARES..................................................................         4

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF CELL.............................................         5

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF AETHLON...........................................        14

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS.......................................        23

ARTICLE VI - MISCELLANEOUS.......................................................................        24


EXHIBITS:

     List of CELL Shareholders...................................................................       "A-1"

     Form of Hugli Option........................................................................       "A-2"

     Form of Schmid-Schonbein Option.............................................................       "A-3"

     Resolutions of AETHLON......................................................................        "B"

     Indemnification of PENHUNE..................................................................        "C"

     Copies of Shares or Lost Certificate Affidavits.............................................        "D"

     Legal Opinion of AETHLON Counsel............................................................        "E"

     Power of Attorney to Shareholder Representative.............................................        "F"

     Schedule of Exceptions of CELL..............................................................        "G"

     Financial Statements of CELL................................................................        "H"

     Legal Descriptions of Real Property of CELL ................................................        "I"

     List of Personal Property of CELL ..........................................................        "J"

     Patents, Trademarks, Service Marks of CELL .................................................        "K"

     List of all CELL Insurance Policies.........................................................        "L"

     List of CELL Bank Accounts and Signatories Therefor.........................................        "M"

     Schedule of Exceptions of AETHLON...........................................................        "N"

     Financial Statements of AETHLON.............................................................        "O"

     Legal Descriptions of Real Property of AETHLON .............................................        "P"

     List of Personal Property of AETHLON .......................................................        "Q"

     Patents, Trademarks, Service Marks of AETHLON ..............................................        "R"

     List of all AETHLON Insurance Policies .....................................................        "S"

     List of AETHLON Bank Accounts and Signatories Therefor......................................        "T"

                      AGREEMENT AND PLAN OF REORGANIZATION

             FOR THE ACQUISITION OF ALL OF THE OUTSTANDING SHARES OF

                      COMMON STOCK OF CELL ACTIVATION, INC.

               BY BISHOP EQUITIES, INC. DBA AETHLON MEDICAL, INC.


         THIS AGREEMENT AND PLAN OF REORGANIZATION, dated this 31st day of March, 2000, by and among the shareholders and optionholders of CELL ACTIVATION, INC., whose names are listed in Exhibit "A," a copy of which is attached hereto and incorporated herein by this reference (hereinafter collectively referred to as the "Shareholders"), CELL ACTIVATION, INC. ("CELL"), a California corporation, and BISHOP EQUITIES, INC. dba AETHLON MEDICAL, INC. ("AETHLON"), a Nevada corporation.

                                    RECITALS:

         A. WHEREAS, the Shareholders together own, beneficially and of record, the issued and outstanding shares of the common stock and options to purchase shares of common stock of CELL (hereinafter the shares are referred to as the "Exchanged Shares" and the options are referred to the "Exchanged Options") as set forth in the schedule attached hereto and incorporated herein by this reference as Exhibit "A;" and

         B. WHEREAS, AETHLON desires to acquire from the Shareholders all of the outstanding Exchanged Shares owned by them solely in exchange for an aggregate of 99,152 shares (the "AETHLON Shares") of the common stock of AETHLON, par value $.001, and the Shareholders desire to exchange their Exchanged Shares for the AETHLON Shares, the number of the Exchanged Shares being surrendered and the number of AETHLON Shares being received by the Shareholders are as set forth in Exhibit "A-1" hereto; and

         C. WHEREAS, AETHLON desires to acquire from the Shareholders the Exchanged Options owned by them solely in exchange for an aggregate of 50,848 options to purchase shares of common stock of AETHLON (the "AETHLON Options"), and the Shareholders desire to exchange their Exchanged Options for the AETHLON Options, the number of the Exchanged Options being surrendered and the number of AETHLON

Options being received by the Shareholders are as set forth in Exhibit "A-1" hereto, with the form of such options being set forth in Exhibits "A-2" and "A-3" hereto; and

         D. WHEREAS, AETHLON, acting through JAMES A. JOYCE ("JOYCE"), its Chairman, as authorized by the Board of Directors, and the Shareholders, acting through JOHN P. PENHUNE ("PENHUNE"), a member of the Board of Directors and the President of CELL, acting as the designated representative of the Shareholders (PENHUNE is sometimes referred to as the "Shareholder Representative"); and

         E. WHEREAS, the parties hereto desire to set forth the definitive terms and conditions upon which the Shareholders shall exchange with AETHLON, and AETHLON shall exchange with the Shareholders, the Exchanged Shares and Exchanged Options owned by each of them for the AETHLON Shares and the AETHLON Options; and

         F. WHEREAS, it is intended that CELL, AETHLON, and their respective shareholders and option holders will recognize no gain or loss for U.S. federal income tax purposes under Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder as a result of the Reorganization; and

         F. WHEREAS, the parties hereto have entered into additional agreements simultaneously with the execution of this Agreement which are not intended to influence the tax-free result of exchange of the Exchanged Shares and the Exchanged Options for the AETHLON Shares and AETHLON Options;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein, and in accordance with the applicable provisions of state law, the parties hereto covenant and agree as follows:

                                    ARTICLE I

                               THE REORGANIZATION

         1.1 THE REORGANIZATION. On and as of the Closing (as defined in Section
1.2 below) of this Agreement, the Shareholders shall surrender all of the Exchanged Shares and Exchanged Options (hereinafter collectively referred to as the "Exchanged Securities") in exchange for the AETHLON Shares and the AETHLON Options (hereinafter collectively referred to as the "AETHLON Securities") the amounts set forth in Exhibit "A." The transactions contemplated hereby are intended to qualify as a tax-free reorganization under ss.368(a)(1)(B) of the Code and the regulations promulgated thereunder and the parties hereto agree to report them as such.

         1.2 CLOSING. The closing of the Reorganization (the "Closing") shall take place (i) at the offices of AETHLON located at 7825 Fay Avenue, Suite 200, La Jolla, California 92037 at 8:30 a.m., local time, on April 3, 2000; or (ii) at such other time and place and on such other date as the Shareholder Representative, CELL, and AETHLON agree (the "Closing Date"). The Closing Date shall be the "Effective Date" of the Reorganization. The parties shall conduct a pre-closing conference at the offices of AETHLON on March 31, 2000 at 8:30 a.m., local time.

         1.3 TAKING OF NECESSARY ACTIONS. The Shareholder Representative (acting on behalf of the Shareholders), CELL, and AETHLON shall each take all such actions as may be reasonably necessary or appropriate in order to effectuate the transactions contemplated hereby and to make the Reorganization effective as of the Effective Date. If at any time after the Effective Date any further action is necessary or desirable to carry out the purposes of this Agreement and to vest AETHLON with full title to all of the Exchanged Securities, the Shareholder Representative, on behalf of the Shareholders, and the officers and directors of CELL and AETHLON, at the expense of the AETHLON, shall take all such necessary or appropriate action. To effect the intents and purposes of this Agreement, the following actions shall be taken at the Closing, shall be deemed to occur simultaneously, and the accomplishment of which actions by the parties whose duty it is to perform such actions is duly acknowledged by the execution of this Agreement by the parties hereto:

                  1.3.1 ELECTION OF DIRECTOR. AETHLON shall deliver to the Shareholder Representative a Certificate of Secretary of AETHLON, a copy of which is attached hereto as Exhibit "B," evidencing the adoption by the Board of Directors of AETHLON of resolutions (i) electing and appointing PENHUNE as a member of the Board of Directors of AETHLON, (ii) providing for indemnification of PENHUNE reasonably satisfactory to counsel to PENHUNE, and (iii) approving the execution of an indemnification agreement, a copy of which is attached hereto as Exhibit "C" in favor of PENHUNE by the Chairman of AETHLON (the "Indemnification Agreement").

                  1.3.2 EXECUTION AND DELIVERY OF INDEMNIFICATION AGREEMENTS. The Chairman of AETHLON shall execute and deliver two copies of the Indemnification Agreement in the form attached hereto as Exhibit "C" to PENHUNE who shall countersign the Indemnification Agreement and deliver an executed copy to AETHLON.

                  1.3.3 APPOINTMENT TO AETHLON SCIENCE ADVISORY BOARD: In addition, as soon as practicable after the Closing, AETHLON agrees to appoint GEERT W. SCHMID-SCHONBEIN ("SCHONBEIN"); TONY HUGLI ("HUGLI"); and ROLAND B. STOUGHTON ("STOUGHTON") to the Aethlon Science Advisory Board.

                  1.3.4 APPOINTMENT TO AETHLON MEDICAL BUSINESS ADVISORY COUNCIL. In addition, as soon as practicable after the Closing, AETHLON agrees to appoint MONROE E. TROUT ("TROUT") to the Aethlon Medical Business Advisory Council.

                  1.3.5 CONSULTING RE CELL ACTIVATION TECHNOLOGY: In addition, as soon as practicable after the Closing, but in no event longer than 60 days after the Closing Date, AETHLON and CELL agree to negotiate in good faith consulting agreements whereby SCHONBEIN, HUGLI, and STOUGHTON shall provide additional consulting to AETHLON in return for compensation. The parties acknowledge and agree that there is no assurance as to willingness of SCHONBEIN, HUGLI, and STOUGHTON to enter into or to perform under such consulting agreements.

                  1.3.6 DELIVERY OF EXCHANGED SECURITIES TO AETHLON; DELIVERY OF THE AETHLON SECURITIES TO THE SHAREHOLDERS. In consideration of the tender by Shareholders of their Exchanged Securities, or lost certificate affidavits in form acceptable to AETHLON, copies of which are attached hereto as Exhibit "D,"

AETHLON shall deliver the AETHLON Securities to Shareholders in the amount set forth in Exhibit "A."

                  1.3.7 LEGAL OPINION. Counsel to AETHLON shall deliver to Shareholders an opinion of counsel, in the form of Exhibit "E," a copy of which is attached hereto, addressed to Shareholders.

                  1.3.8 POWER OF ATTORNEY. PENHUNE or PAUL KENNERSON, as the Shareholder Representative, shall deliver to AETHLON a power of attorney in the form attached hereto as Exhibit "F," providing for the appointment of the Shareholder Representative as attorney-in-fact for the individual Shareholders to effect the exchange of certificates and agreements representing the Exchanged Securities for the AETHLON Securities.

                                   ARTICLE II

                               EXCHANGE OF SHARES

         2.1 EXCHANGE OF SHARES. Subject to the terms and conditions of this Agreement, on the Closing Date, by virtue of the Reorganization and without any further action on the part of the Shareholders, CELL, or AETHLON, all of the Exchanged Securities shall be exchanged for the AETHLON Securities in the amounts set forth in Exhibit "A." Each of the AETHLON Shares shall be validly issued, duly authorized, fully paid, and nonassessable shares of the Common Stock of AETHLON as of the Closing Date. Each of the AETHLON Options shall be duly authorized and validly granted, and, when the AETHLON Options are exercised, the shares underlying the AETHLON Options shall be validly issued, duly authorized, fully paid, and nonassessable shares of the Common Stock of AETHLON as of the date of issuance.

         2.2 EXCHANGE OF CERTIFICATES. At the Closing, AETHLON shall present and deliver to the Shareholder Representative the stock certificates and option agreements representing all of the AETHLON Securities. Upon delivery thereof, the Shareholder Representative shall present and deliver to AETHLON all of the stock certificates and option agreements representing the Exchanged Securities, or lost certificate affidavits in form acceptable to AETHLON.

         2.3 NO FURTHER RIGHTS. From and after the Closing Date, holders of stock certificates and option agreements formerly evidencing the Exchanged Securities shall cease to have any rights as shareholders and optionholders of CELL, except as provided herein or by law.

         2.4 CONDITIONS PRECEDENT TO CLOSING. The Closing shall be contingent upon the agreement of Shareholders holding a minimum of 100% of the outstanding Exchanged Securities. At such time as Shareholders holding a minimum of 100% of the Exchanged Securities have entered into this Agreement, the parties shall proceed with the Closing.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                     OF CELL

         Except as set forth in the Schedule of Exceptions attached hereto and incorporated herein by reference as Exhibit "G," CELL represents and warrants to, and covenants with, AETHLON, as of the date hereof and as of the Closing Date, as follows:

         3.1 ORGANIZATION AND CORPORATE POWER. CELL is a corporation duly organized, in good standing, and validly existing under the laws of California. CELL has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the properties that it now owns and leases. The charter documents of CELL as amended to date, the Bylaws of CELL as amended to date, and the resolutions of CELL's shareholders (if necessary) and directors authorizing the execution, delivery, and performance of this Agreement, all certified by the President and the Secretary, which have previously been provided to AETHLON by CELL, are true and complete copies thereof as currently in effect.

         3.2 AUTHORIZATION. CELL has full corporate power, legal capacity, and authority to enter into this Agreement, to execute all attendant documents and instruments contemplated hereby, and to perform all of its obligations hereunder. This Agreement, and each and every other agreement, document and instrument to be executed by CELL in connection herewith, has been effectively authorized by all necessary action on the part of CELL, including without limitation the approvals of CELL's Board of Directors (and the Shareholders if necessary), which authorizations remain in full force and effect, have been duly executed and delivered by CELL. No other authorizations or proceedings on the part of CELL or Shareholders, or otherwise, are required to authorize this Agreement and/or the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of CELL and the Shareholders and is enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

         3.3. NO CONFLICTS; NO CONSENTS. Other than that set forth in the Schedule of Exceptions, neither the execution and delivery of this Agreement, nor the consummation by CELL or the Shareholders of any of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) conflict with or result in a material breach of, violation of, or default under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument, permit, authorization, or obligation (including, without limitation, any of its charter documents) to which CELL is a party or by which it or any of its assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to CELL or its assets or properties, the violation of which would have a material adverse effect upon the business, properties, or assets, or in the condition (financial or otherwise) of CELL. No authorization, consent or approval of any public body or authority was or is necessary for the consummation by CELL or the Shareholders of the transactions contemplated by this Agreement.

         3.4 CAPITALIZATION. The authorized capital stock of CELL consists of 100,000,000 shares of common stock, no par value, and 50,000,000 of preferred. As of the date hereof, there are 3,900,000 shares of common stock issued and outstanding. There are an additional 2,000,000 shares of common stock reserved for issuance upon exercise of outstanding stock options. CELL does not have any contracts or obligations to redeem, repurchase, or otherwise reacquire any equity security of CELL. All of the Exchanged Shares are duly authorized, validly issued and outstanding, fully paid, and nonassessable and have been issued in conformity with all applicable laws. All of the Exchanged Options are duly authorized and validly granted in conformity with all applicable laws.

         3.5 NO PENDING MATERIAL LITIGATION OR PROCEEDINGS. There are no actions, suits or proceedings pending or, to the best knowledge of CELL, threatened against or affecting CELL affecting the Shareholders' rights in the Exchanged Securities (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers, directors of CELL or the Shareholders in connection with the business, operations or affairs of either of them, which might reasonably be expected to result in any material adverse change in the business, properties or assets, or in the condition (financial or otherwise) of CELL, or which question or challenge the Reorganization. CELL is not subject to any voluntary or involuntary proceeding under federal bankruptcy laws and has not made an assignment for the benefit of creditors.

         3.6 FINANCIAL STATEMENTS; ABSENCE OF UNDISCLOSED LIABILITIES AND CERTAIN DEVELOPMENTS. Attached hereto as Exhibit "H" is the unaudited and internally prepared balance sheet as of December 31, 1999 (the "CELL Balance Sheet"), copies of the related bank statements for the months of January and February, 2000, and a copy of the check register for the CELL bank account. The CELL Balance Sheet (i) is derived from the books and records of CELL, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of CELL, and (ii) fairly present in all material respects the financial condition of CELL on December 31, 1999. CELL has had no income from any operations from the date of inception through the date of this Agreement. Except as and to the extent reflected or reserved against in the CELL Balance Sheet and as set forth in the Schedule of Exceptions attached hereto and incorporated herein by reference as Exhibit "G," CELL has no liability or obligation of a type required by generally accepted accounting principles to be reflected in the CELL Balance Sheet (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, condition (financial or otherwise) or prospects of CELL. Except as set forth in Exhibit "H," since December 31, 1999, there has been (a) no declaration, setting aside or payment of any dividend or other distribution with respect to the Exchanged Securities or redemption, purchase or other acquisition of any of the Exchanged Securities or any splitup or other recapitalization relative to any of the Exchanged Securities or any action authorizing or obligating CELL to do any of the foregoing, (b) no material loss, destruction or damage to any material property or asset of CELL whether or not insured, (c) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by CELL otherwise than for fair value and in the ordinary course of business, (d) no discharge or satisfaction by CELL of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the CELL Balance Sheet, or current liabilities incurred since the date thereof in the ordinary course of business, (e) no sale, assignment or transfer by CELL of any of its tangible or intangible assets except in the ordinary course of business, cancellation by CELL of any debts, claims or obligations, or mortgage, pledge, subjection of any assets to any lien, charge, security interest or other encumbrance, or waiver by CELL of any rights of value which, in any such case, is material to the business of CELL, (f) no payment of any bonus to or change in the compensation of any director, officer or employee, whether directly or by means of any bonus, pension plan, contract or commitment, (g) no writeoff or material reduction in the carrying value of any asset which is material to the business of CELL, (h) no disposition or lapse of rights as to any intangible property which is material to the business of CELL, (i) except for ordinary travel advances, no loans or extensions of credit to shareholders, officers, directors or employees of CELL, (j) no agreement to do any of the things described in this Section 3.6, and (k) no material adverse change in the condition (financial or otherwise) of CELL or in its assets, liabilities, properties, business, or prospects.

         3.7 APPLICABLE PERMITS; COMPLIANCE WITH LAWS. CELL (i) holds all licenses, franchises, permits, and authorizations necessary for the lawful conduct of its business as presently conducted and which the failure to so hold would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of CELL, and (ii) has complied with all applicable statutes, laws, ordinances, rules, and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over it, which the failure to comply with would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of CELL.

         3.8 DISCLOSURE. Neither this Agreement, nor any material certificate, exhibit, or other written document or statement, furnished to AETHLON by or on behalf of CELL or, to its knowledge, the Shareholders in connection with the transactions contemplated by this Agreement contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to be stated in order to make the statements contained herein or therein, when taken as a whole, not misleading. Neither CELL nor, to its knowledge, the Shareholders has any knowledge of any fact which has not been disclosed in writing to AETHLON which may reasonably be expected to materially and adversely affect the business, properties, or assets, or the condition (financial or otherwise) of CELL or title of the Shareholders to the Exchanged Securities or their ability to perform all of the obligations to be performed by them under this Agreement and/or any other agreement between CELL, the Shareholders, and AETHLON to be entered into pursuant to any provision of this Agreement.

         3.9 OWNERSHIP OF CELL. CELL issued each Shareholder that number of Exchanged Shares set forth opposite the Shareholders' respective names on Exhibit "A," which shares together constitute all of the issued and outstanding shares of the capital stock, common and preferred, of CELL. The Exchanged Shares are duly authorized, validly issued and outstanding, fully paid and nonassessable and were issued by CELL in conformity with all applicable laws. CELL issued each Shareholder that number of Exchanged Options set forth opposite the Shareholders' respective names on Exhibit "A," which options together constitute all of the issued and outstanding options to purchase the capital stock, common and preferred, of CELL. The Exchanged Options are duly authorized and were validly granted by CELL in conformity with all applicable laws.

         3.10 SUBSIDIARIES. CELL has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever.

         3.11 REAL PROPERTY. Exhibit "I," attached hereto and incorporated herein by this reference, contains a complete and accurate legal description of each parcel of real property owned by or leased to and occupied or subleased by CELL, and CELL neither owns or leases, nor occupies, any other real property.

         3.12 TANGIBLE PERSONAL PROPERTY. Exhibit "J" attached hereto sets forth a complete list of all items of tangible personal property owned or leased and used by CELL in the current conduct of its business, where the original cost was in excess of

$2,000. CELL has good and marketable title to, or in the case of leased equipment a valid leasehold interest in, and is in possession of, all such items of personal property owned or leased by it, free and clear of all title defects, mortgages, pledges, security interests conditional sales agreements, liens, restrictions or encumbrances, the presence of which would result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of CELL. Included in Exhibit "J" is a list of all outstanding equipment leases and maintenance agreements to which CELL is a party as lessee and which individually provide for future lease payments in excess of $1,000 per month, with the identities of the other parties to all such leases and agreements shown thereon. All leases of tangible personal property to which CELL is a party and which are material to the business of CELL are fully effective in accordance with their respective terms, and, to the best knowledge of CELL, there exists no default on the part of CELL or termination thereof, the presence of which would result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of CELL. Each item of capital equipment reflected in the Cell Balance Sheet that is used in the current conduct of CELL's business is in good operating and usable condition and repair, ordinary wear and tear excepted, and is and will be suitable for use in the ordinary course of CELL's business and fit for its intended purposes.

         3.13 TAX MATTERS. From its inception, CELL has not filed any tax returns. The only income that CELL has generated since its inception has been bank interest. The parties acknowledge that all California tax returns have been filed prior to the Effective Date and that taxes associated therewith in the amount of $3,702 have been paid. The parties acknowledge that no Federal tax returns have been filed and that no Federal income tax is due. The parties agree that they will cooperate in the preparation and filing of Federal tax returns for prior years after the Effective Date.

         3.14 CONTRACTS AND COMMITMENTS. CELL has no contract, agreement, obligation or commitment, written or oral, expressed or implied, which involves a commitment or liability of CELL in excess of $10,000 (other than obligations which are included in accounts payable), and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases, or bonus, health or stock option plans, except as described in Exhibits "H" and "I." True and complete copies of all such contracts and other agreements listed in Exhibits "H" and "I" which involve a commitment or liability of CELL in excess of $10,000 have been made available to AETHLON prior to the execution hereof. As of the date hereof, to the best of their knowledge, there exist no circumstances that would affect the validity or enforceability of any of such contracts and other agreements in accordance with their respective terms. CELL has performed and complied in all material respects with all obligations required to be performed by it to date under, and is not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein has not been and shall not be materially and adversely affected by the execution and delivery of this Agreement without any further action. CELL has no contract, agreement, obligation or commitment which to the best knowledge of CELL requires or will require future expenditures (including internal costs and overhead) in excess of reasonably anticipated receipts, nor which is likely to be materially adverse to CELL's business, assets, condition (financial and otherwise), or prospects.

         3.15 PROPRIETARY INFORMATION. Except as disclosed in Exhibit "K," CELL does not have any patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of CELL, nor does any present or former shareholder, officer, director or employee of CELL own any patent rights relating to any products manufactured, rented or sold by as disclosed in Exhibit "K." To the best knowledge of CELL, CELL has the unrestricted right to use, free and clear of any claims or rights of others, all trade secrets, customer lists, and manufacturing and secret processes reasonably necessary to the manufacture and marketing of all products made or proposed to be made by CELL, except for any rights the presence of which would not result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of CELL, and, to the best knowledge of CELL, the continued use thereof by AETHLON following the Closing will not conflict with, infringe upon, or otherwise violate any rights of others. CELL has not used and is not making use of any confidential information or trade secrets of any present or past employee of CELL.

         3.16 INSURANCE. CELL does not maintain insurance on its equipment, tools, machinery, inventory, and properties.

         3.17 ARRANGEMENTS WITH EMPLOYEES; LABOR RELATIONS. Except for that listed in Exhibit "G," no stockholder, director, officer or employee of CELL is presently a party to any transaction with CELL, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to, or otherwise requiring loans or payments to, any such stockholder, director, officer or employee, or to any member of the family of any of the foregoing, or to any corporation, partnership, trust or other entity in which any stockholder, director, officer or employee or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee. There are no bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement. CELL has no obligations under any collective bargaining agreement or other contract with a labor union, under any employment contract or consulting agreement, or under any executive's compensation plan, agreement or arrangement, nor is any union, labor organization or group of employees of CELL presently seeking the right to enter into collective bargaining with CELL on behalf of any of its employees. CELL has furnished AETHLON with a copy of all written personnel policies, including without limitation vacation, severance, bonus, pension, profit sharing, and commissions policies applicable to any of CELL's employees.

         3.18 BANK ACCOUNTS. All bank and savings accounts, and other accounts at similar financial institutions, of CELL existing at date of Closing are listed on Exhibit "M." Exhibit "M" contains a list of the name of each person or entity authorized to sign on the bank accounts, borrow money, or incur or guarantee indebtedness on behalf of CELL.

         3.19 POWERS OF ATTORNEY. Other than that set forth in the Schedule of Exceptions of CELL, no valid powers of attorney from CELL to any person or entity exist as of the date of this Agreement.

         3.20 ABSENCE OF QUESTIONABLE PAYMENTS. To the best of its knowledge, neither CELL nor any shareholder, director, officer, agent, employee, consultant or other person associated with or acting on behalf of any of them, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payments to governmental officials or others from corporate funds, engaged in any payments or activity which would be deemed a violation of the Foreign Corrupt Practices Act or rules or regulations promulgated thereunder, or (iii) established or maintained any unlawful or unrecorded accounts.

         3.21 RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS. No present substantial customer or substantial supplier to CELL has indicated an intention to terminate or materially and adversely alter its existing business relationship therewith, and, to the best knowledge of CELL, none of the present customers of or substantial suppliers to CELL intends to do so.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                                   OF AETHLON

         Except as set forth in the Schedule of Exceptions attached hereto and incorporated herein by this reference as Exhibit "N," AETHLON hereby represents and warrants to, and covenants with, Shareholder and CELL as follows:

         4.1 ORGANIZATION AND CORPORATE POWER. AETHLON is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon AETHLON. AETHLON has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the properties that it now owns and leases. The Articles of Incorporation as amended to date, certified by the Secretary of State of Nevada, the Bylaws of AETHLON as amended to date, and the resolutions of AETHLON's shareholders and directors authorizing the execution, delivery, and performance of this Agreement, all certified by the President and the Secretary of AETHLON, which have previously been provided to CELL by AETHLON, are true and complete copies thereof as currently in effect.

         4.2 AUTHORIZATION. AETHLON has full corporate power, legal capacity and corporate authority to enter into this Agreement, to execute all attendant documents and instruments contemplated hereby, to enter into this Reorganization, and to perform all of its obligations hereunder. This Agreement, and each and every other agreement, document and instrument to be executed by AETHLON in connection herewith, has been effectively authorized by all necessary action on the part of AETHLON, including without limitation the approvals of AETHLON's Board of Directors (and shareholders, if necessary) which authorizations remain in full force and effect, have been duly executed and delivered by AETHLON, and no other authorizations or proceedings on the part of AETHLON, or otherwise, are required to authorize this Agreement and/or the transactions contemplated hereby. This Agreement constitutes the legal, valid, and binding obligation of AETHLON and is enforceable against AETHLON in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

         4.3. NO CONFLICTS; NO CONSENTS. Neither the execution and delivery of this Agreement, nor the consummation by AETHLON of any of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) conflict with or result in a material breach of, violation of, or default under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of its charter documents) to which AETHLON is a party or by which it or any of its assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to AETHLON or its assets or properties, the violation of which would have a material adverse effect upon the business, properties, or assets, or in the condition (financial or otherwise) of AETHLON. No authorization, consent or approval of any public body or authority was or is necessary for the consummation by AETHLON of the transactions contemplated by this Agreement.

         4.4 CAPITALIZATION. The authorized capital stock of AETHLON consists of 25,000,000 shares of common stock, par value $.001. As of the date hereof, there are 2,660,000 shares of common stock issued and outstanding. All of the shares of common stock issued and outstanding are validly issued, fully paid, and nonassessable. Except as disclosed in Exhibit "O," there are no outstanding contracts or other rights to subscribe for or purchase, or contracts or obligations to issue or grant any rights to acquire any equity security of AETHLON. AETHLON does not have any contracts or obligations to redeem, repurchase or otherwise reacquire any equity security of

AETHLON. All of the AETHLON Securities, when issued to Shareholder, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and were issued in conformity with all applicable laws.

         4.5 FINANCIAL STATEMENTS OF AETHLON; ABSENCE OF UNDISCLOSED LIABILITIES; NO ADVERSE CHANGES. Attached hereto as Exhibit "O" are the audited financial statements of AETHLON for the years ended March 31, 1999, and the unaudited financial statements for the period ended December 31, 1999 consisting of AETHLON's balance sheets as of such dates (the "AETHLON Balance Sheets"), the related statements of profit or loss for the periods then ended, and the respective notes thereto. Such financial statements (and the notes related thereto) are herein sometimes collectively referred to as the "AETHLON Financial Statements." The AETHLON Financial Statements (i) are derived from the books and records of AETHLON, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of AETHLON, (ii) fairly and accurately present the financial condition of AETHLON on the date of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto, and (iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise disclosed in the notes thereto). Except as and to the extent reflected or reserved against in the AETHLON Balance Sheets, and as to matters arising in the ordinary course of its business since the respective dates of the AETHLON Balance Sheets, AETHLON has no liability or obligation (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, condition (financial or otherwise) or prospects of AETHLON. Except as set forth in Exhibit "O," since the dates of the respective AETHLON Balance Sheetss, there has been
(a) no declaration, setting aside or payment of any dividend or other distribution with respect to the common stock of AETHLON or redemption, purchase or other acquisition of any of the common stock of AETHLON or any splitup or other recapitalization relative to any of the common stock of AETHLON or any action authorizing or obligating AETHLON to do any of the foregoing, (b) no loss, destruction or damage to any material property or asset of AETHLON, whether or not insured, (c) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by AETHLON otherwise than for fair value and in the ordinary course of business, (d) no discharge or satisfaction by AETHLON of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the AETHLON Balance Sheets, or current liabilities incurred since the date thereof in the ordinary course of business, (e) no sale, assignment or transfer by AETHLON of any of its tangible or intangible assets except in the ordinary course of business, cancellation by AETHLON of any debts, claims or obligations, or mortgage, pledge, subjection of any assets to any lien, charge, security interest or other encumbrance, or waiver by AETHLON of any rights of value which, in any such case, is material to the business of AETHLON, (f) no payment of any material bonus to or material change in the compensation of any director, officer or employee, whether directly or by means of any bonus, pension plan, contract or commitment, (g) no writeoff or material reduction in the carrying value of any asset which is material to the business of AETHLON, (h) no disposition or lapse of rights as to any intangible property which is material to the business of AETHLON, (i) except for ordinary travel advances, no loans or extensions of credit to shareholders, officers, directors or employees of AETHLON, (j) no agreement to do any of the things described in this Section 4.5, and (k) no material adverse change in the condition (financial or otherwise) of AETHLON or in its assets, liabilities, properties, business, or prospects.

         4.6 TAX MATTERS. AETHLON has, since its inception, accurately prepared and duly filed all federal, state, county and local tax returns required to have been filed by it in those jurisdictions where the nature or conduct of its business requires such filing and where the failure to so file would be materially adverse to AETHLON. Copies of all such tax returns have been made available for inspection by CELL and Shareholders prior to the execution hereof. All federal, state, county and local taxes, including but not limited to those taxes due with respect to AETHLON's properties, income, gross receipts, excise, occupation, franchise, permit, licenses, sales, payroll, and inventory due and payable as of the date of the Closing by AETHLON have been paid or will be paid prior to the time they become delinquent. The amount reflected in the AETHLON Balance Sheets of AETHLON as liabilities or reserves for taxes which are due but not yet payable is sufficient for the payment of all accrued and unpaid taxes of the types referred to hereinabove.

         4.7 NO PENDING MATERIAL LITIGATION OR PROCEEDINGS. There are no actions, suits or proceedings pending or, to the best knowledge of AETHLON, threatened against or affecting AETHLON (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the Shareholders, officers or directors of AETHLON in connection with the business, operations or affairs of AETHLON, which might result in any material adverse change in the business, properties or assets, or in the condition (financial or otherwise) of AETHLON, or which question or challenge the Reorganization. AETHLON is not subject to any voluntary or involuntary proceeding under applicable bankruptcy laws and has not made an assignment for the benefit of creditors.

         4.8 COMPLIANCE WITH LAWS. AETHLON (i) holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business as presently conducted and which the failure to so hold would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of AETHLON, and (ii) has complied with all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over it, which the failure to comply with would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of AETHLON.

         4.9 DISCLOSURE. Neither this Agreement, nor any certificate, exhibit, or other written document or statement, furnished to CELL or the Shareholders by or on behalf of AETHLON in connection with the transactions contemplated by this Agreement contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to be stated in order to make the statements contained herein or therein, when taken as a whole, not misleading. AETHLON has no knowledge of any fact which has not been disclosed in writing to CELL or the Shareholders which may reasonably be expected to materially and adversely affect the business, properties, operations, and/or prospects of AETHLON or the ability of AETHLON to perform all of the obligations to be performed by AETHLON under this Agreement and/or any other agreement between CELL and AETHLON to be entered into pursuant to any provision of this Agreement.

         4.10 SUBSIDIARIES. AETHLON has no subsidiaries other than Syngen Research, Inc., and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever except as reflected in the AETHLON Financial Statements.

         4.11 OFFERING. Subject to the accuracy of the Shareholders' representations in Section 5.4 hereof, the offer, sale, and issuance of the AETHLON Securities to be issued in conformity with the terms of this Agreement and the transactions contemplated hereby, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and from all applicable state registration or qualification requirements.

         4.12 REAL PROPERTY. Exhibit "P," attached hereto and incorporated herein by this reference, contains a complete and accurate legal description of each parcel of real property owned by or leased to and occupied or subleased by AETHLON, and AETHLON neither owns or leases, nor occupies, any other real property. The building and all fixtures and improvements located on such real property are in good operating condition, ordinary wear and tear excepted. To the best of its knowledge, AETHLON is not in violation of any material zoning, building or safety ordinance, regulation or requirement, or other law or regulation applicable to the operation of owned or leased properties, and AETHLON has not received any notice of violation with which its has not complied. All leases of real property to which AETHLON is a party and which are material to the business of AETHLON are fully effective in accordance with their respective terms and afford AETHLON peaceful and undisturbed possession of the subject matter of the lease, and, to the best knowledge of AETHLON, there exists no default on the part of AETHLON or termination thereof.

         4.13 TANGIBLE PERSONAL PROPERTY. Exhibit "Q" attached hereto sets forth a complete list of all items of tangible personal property owned or leased and used by AETHLON in the current conduct of its business, where the original cost was in excess of $10,000. AETHLON has good and marketable title to, or in the case of leased equipment a valid leasehold interest in, and is in possession of, all such items of personal property owned or leased by it, free and clear of all title defects, mortgages, pledges, security interests conditional sales agreements, liens, restrictions or encumbrances, the presence of which would result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of AETHLON. Included in Exhibit "Q" is a list of all outstanding equipment leases and maintenance agreements to which AETHLON is a party as lessee and which individually provide for future lease payments in excess of $1,000 per month, with the identities of the other parties to all such leases and agreements shown thereon. All leases of tangible personal property to which AETHLON is a party and which are material to the business of AETHLON are fully effective in accordance with their respective terms, and, to the best knowledge of AETHLON, there exists no default on the part of AETHLON or termination thereof, the presence of which would result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of AETHLON. Each item of capital equipment reflected in the AETHLON Balance Sheetss which is used in the current conduct of AETHLON's business is in good operating and usable condition and repair, ordinary wear and tear excepted, and is and will be suitable for use in the ordinary course of AETHLON's business and fit for its intended purposes.

         4.14 CONTRACTS AND COMMITMENTS. AETHLON has no contract, agreement, obligation or commitment, written or oral, expressed or implied, which involves a commitment or liability of AETHLON in excess of $10,000, and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases, or bonus, health or stock option plans, except as described in Exhibit "N." True and complete copies of all such contracts and other agreements listed in Exhibit "N" have been made available to CELL prior to the execution hereof. AETHLON has performed and complied in all material respects with all obligations required to be performed by it to date under, and is not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein has not been and shall not be materially and adversely affected by the execution and delivery of this Agreement without any further action. AETHLON has no contract, agreement, obligation or commitment which requires or will require future expenditures (including internal costs and overhead) in excess of reasonably anticipated receipts, nor which is likely to be materially adverse to AETHLON's business, assets, condition (financial and otherwise), or prospects.

         4.15 PROPRIETARY INFORMATION. AETHLON does not have any patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of AETHLON, nor does any present or former shareholder, officer, director or employee of AETHLON own any patent rights relating to any products manufactured, rented or sold by AETHLON except as disclosed in

Exhibit "R." To the best knowledge of AETHLON, AETHLON has the unrestricted right to use, free and clear of any claims or rights of others, all trade secrets, customer lists, and manufacturing and secret processes reasonably necessary to the manufacture and marketing of all products made or proposed to be made by AETHLON, except for any rights the presence of which would not result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of AETHLON, and, to the best knowledge of AETHLON, the continued use thereof by AETHLON following the Closing will not conflict with, infringe upon, or otherwise violate any rights of others. AETHLON has not used and is not making use of any confidential information or trade secrets of any present or past employee of AETHLON.

         4.16 INSURANCE. AETHLON maintains workers' compensation, property and general liability, disability, and directors' and officers' insurance with reputable insurance companies as are usually insured by companies similarly situated and to the extent customarily insured. A true and complete listing and general description of each of AETHLON's insurance policies as currently in force is set forth in Exhibit "S" attached hereto. All such insurance policies currently are in full force and effect.

         4.17 ARRANGEMENTS WITH EMPLOYEES; LABOR RELATIONS. Except as set forth in Exhibit "N," no stockholder, director, officer or employee of AETHLON is presently a party to any transaction with AETHLON, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to, or otherwise requiring loans or payments to, any such stockholder, director, officer or employee, or to any member of the family of any of the foregoing, or to any corporation, partnership, trust or other entity in which any stockholder, director, officer or employee or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee. There are no bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement. AETHLON has no obligations under any collective bargaining agreement or other contract with a labor union, under any employment contract or consulting agreement, or under any executive's compensation plan, agreement or arrangement, nor is any union, labor organization or group of employees of AETHLON presently seeking the right to enter into collective bargaining with AETHLON on behalf of any of its employees. AETHLON has furnished CELL with a copy of all written personnel policies, including without limitation vacation, severance, bonus, pension, profit sharing, and commissions policies applicable to any of AETHLON's employees.

         4.18 BANK ACCOUNTS. All bank and savings accounts, and other accounts at similar financial institutions, of AETHLON existing at date of Closing are listed on Exhibit "T." Exhibit "T" contains a list of the name of each person or entity authorized to sign on the bank accounts, borrow money, or incur or guarantee indebtedness on behalf of AETHLON.

         4.19 POWERS OF ATTORNEY. Other than that set forth in the Schedule of Exceptions of AETHLON, no valid powers of attorney from AETHLON to any person or entity exist as of the date of this Agreement.

         4.20 ABSENCE OF QUESTIONABLE PAYMENTS. To the best of its knowledge, neither AETHLON nor any shareholder, director, officer, agent, employee, consultant or other person associated with or acting on behalf of any of them, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payments to governmental officials or others from corporate funds, engaged in any payments or activity which would be deemed a violation of the Foreign Corrupt Practices Act or rules or regulations promulgated thereunder, or (iii) established or maintained any unlawful or unrecorded accounts.

         4.21 REPORTING REQUIREMENTS. AETHLON has complied with and will maintain its compliance with all of the reporting requirements under the Act and the Securities Exchange Act of 1934, as amended, through the Closing Date.

         4.22 RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS. No present substantial customer or substantial supplier to AETHLON has indicated an intention to terminate or materially and adversely alter its existing business relationship therewith, and, to the best knowledge of AETHLON, none of the present customers of or substantial suppliers to AETHLON intends to do so.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                                 OF SHAREHOLDERS

         Each of the Shareholders, severally and not jointly, represents and warrants to and covenants with AETHLON, as of the date hereof, as follows:

         5.1 AUTHORITY. The Shareholder has full rights, power, and authority to enter into this Agreement; the execution, delivery, and performance of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby will not conflict with or result in a breach of any agreement to which the Shareholder is a party and which a conflict or breach thereof would have a material adverse effect upon the Shareholder or the Shareholder's properties or assets.

         5.2 TITLE. The Shareholder has valid and marketable title to the number of shares set forth opposite the Shareholder's name on Exhibit "A," free and clear of any pledge, lien, security interest, or encumbrance other than pursuant to this Agreement. As of the Closing Date there is no lien, charge, mortgage, pledge, conditional sale agreement, or other encumbrance of any kind or nature recorded in the book of registry of shareholders of CELL with respect to any of the Exchanged Securities owned by the Shareholder and the Exchanged Securities set forth in Exhibit "A" are duly registered in the name of the Shareholder as set forth in Exhibit "A."

         5.3 RESTRICTED STOCK. The Shareholder acknowledges that the Exchanged Shares being issued to the Shareholder hereunder will be issued by AETHLON without registration or qualification or other filings being made under the Act, or the securities or "blue sky" laws of any state, in reliance upon specific exemptions therefrom, and in furtherance thereof the Shareholder represents that he or she is acquiring and will hold the shares to be delivered hereunder for his or her own account, for investment only, and not for distribution within the meaning of the U.S. federal securities laws. The Shareholder acknowledges that a legend, substantially in the following form, shall be placed upon the face of each certificate representing any of AETHLON Shares being delivered to the Shareholder hereunder:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE RESTRICTED SECURITIES, AND NO OFFER, SALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR THE SECURITIES REPRESENTED HEREBY, OR OF ANY INTEREST HEREIN, MAY BE MADE WITHOUT SUCH REGISTRATION UNLESS, IN THE OPINION OF COUNSEL

         ACCEPTABLE TO THE COMPANY, AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 TAXES AND EXPENSES.

                  6.1.1 Except as otherwise expressly provided in 6.1.2 immediately below, each of AETHLON and CELL shall pay all of their own respective taxes due prior to the Closing, attorneys' fees and other costs and expenses payable in connection with or as a result of the transactions contemplated hereby and the performance and compliance with all agreements and conditions contained in this Agreement respectively to be performed or observed by each of them. The parties represent and warrant that no brokerage, finders' or other similar fees are being paid by any of the parties in connection with this Agreement.

                  6.1.2 The representations and warranties of CELL, the Shareholders, and AETHLON contained herein and in any other document or instrument delivered by or on behalf of CELL and/or the Shareholders or on behalf of AETHLON pursuant hereto, as such may be qualified in Exhibits "H" or "O," respectively, shall survive the Closing and any investigations made by or on behalf of AETHLON made prior to the Closing, and shall remain in full force and effect for a period of two full years from the date of the Closing the ("Warranty Period"), and thereupon expire.

         6.2 OTHER DOCUMENTS. Each of the parties hereto shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of them for the implementation and consummation of this Agreement and the transactions herein contemplated.

         6.3 PARTIES IN INTEREST. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the heirs, personal representatives, successors and assigns of AETHLON, the Shareholders, and CELL, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

         6.4 GOVERNING LAW. This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of California.

         6.5 NOTICES. Any notice or the delivery of any item to be delivered by a party hereto shall be delivered personally, by U.S. mail, return receipt requested, or by Federal Express, next-day delivery. Any personal delivery made shall be deemed to have been made upon the execution of a receipt for the item to be delivered by the party to whom delivery is made. Delivery by U.S. mail or Federal Express shall be deemed to have been made when delivered by Federal Express to the party to whom addressed. All such deliveries shall be made to the following addresses, or such other addresses as the parties may have instructed the others in accordance with the provisions of this Paragraph:

(a)  If to AETHLON:                   BISHOP EQUITIES, INC. DBA AETHLON MEDICAL
                                      7825 Fay Avenue, Suite 200
                                      La Jolla, CA 92037

         With copies to:              Bruce H. Haglund, Esq.
                                      Gibson, Haglund & Paulsen
                                      2 Park Place, Suite 450
                                      Irvine, California  92614

    (b)  If to CELL
         or the Shareholders:         CELL ACTIVATION, INC.
                                      c/o Kennerson, Schwartz
                                      101 West Broadway, Suite 810
                                      San Diego, CA 92101-8203

         With copies to:              Ross J. Schwartz, Esq.
                                      Kennerson Schwartz Semerdjian & Haile LLP
                                      101 West Broadway, Suite 810
                                      San Diego, CA 92101-8203

Any party hereto may change its address by written notice to the other party given in accordance with this Section 6.5.

         6.6 ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto contains the entire agreement between the parties and supersede all prior agreements, understandings and writings between the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting with authority on behalf of any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by AETHLON, CELL, and Shareholders.

         6.7 SEVERABILITY. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any court, department, official, political subdivision, agency or other instrumentality of any government, whether state, local or federal, the remaining provisions of this Agreement to the extent permitted by law shall remain in full force and effect. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision hereof invalid or unenforceable in any respect.

         6.8 HEADINGS. The captions and headings used herein are for convenience only and shall not be construed as a part of this Agreement.

         6.9 ATTORNEYS' FEES. In the event of any litigation between AETHLON and CELL, the non-prevailing party shall pay the reasonable expenses, including the attorneys' fees, of the prevailing party in connection therewith.

         6.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

         6.11 GENDER. Whenever the content of this Agreement requires, the masculine gender shall include the feminine or neuter, and the singular number shall include the plural.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

BISHOP EQUITIES, INC.                                 CELL ACTIVATION, INC.
DBA AETHLON MEDICAL                                   a California corporation
a Nevada corporation

By:                                                   By:
  -------------------------                              -----------------------
  JAMES A. JOYCE,                                        JOHN P. PENHUNE, Ph. D,
  Chairman of the Board                                  President


SHAREHOLDERS:

-----------------------------------
JOHN H. PENHUNE

-----------------------------------
ROLAND STOUGHTON

-----------------------------------
PAUL R. KENNERSON

-----------------------------------
MONROE E. TROUT

-----------------------------------
GERT SCHMID-SCHONBEIN

-----------------------------------
TONY HUGLI